UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 17, 2022

Western Capital Resources, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-52015	47-0848102
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11550 “I” Street, Suite 150, Omaha, NE 68137

(Address of principal executive offices) (Zip Code)

(402) 551-8888

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(A) of the Exchange Act. ☐

Item      8.01. Other Events.

On May 17, 2022, a special committee of the Board of Directors of Western Capital Resources, Inc. (the “Company”), comprised of the Company’s sole independent director, approved the deregistration (the “Deregistration”) of the Company’s common stock from the reporting requirements under the Securities Exchange Act. The Company intends to effect the deregistration by filing a Certification and Notice of Deregistration on Form 15 on or about July 18, 2022. Such Certification and Notice will be immediately effective upon filing, after which time, among other things, the Company will no longer file Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. In addition, the Company anticipates that its common stock will no longer be traded on any over the counter market or other recognized public market after the Deregistration.

The Company expects that the Deregistration will reduce or eliminate significant compliance costs associated with the Company’s public reporting status. When approving the Deregistration, the Committee considered, among other things, these cost savings, the Company’s limited volume of trading in the Company’s stock and the resulting liquidity discounts experienced by the Company’s stockholders, the fact that the Company has not sold its securities in public markets since 2012 and that it has no intention to do so in the foreseeable future.

The Company intends to wait until on or about July 18, 2022 to file a Certification and Notice of Deregistration on Form 15 and thereby effect the Deregistration, to allow the Company’s stockholders to trade in the Company’s stock in the interim. While the Company currently intends to offer to repurchase shares from stockholders annually following the Deregistration, the Company can provide no assurance that such offers will occur at all or will continue to recur or the prices at which they will occur, if at all.

Forward-Looking Statements

Some of the statements made in this report are “forward-looking statements,” as that term is defined under Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are based upon our current plans and expectations about future events. Whenever used in this report, the words “believe,” “anticipate,” “intend,” “estimate,” “expect,” “will” and similar expressions, or the negative of such words and expressions, are intended to identify forward-looking statements, although not all forward-looking statements contain such words or expressions. These forward-looking statements generally relate to our plans and expectations with respect to the Deregistration and its timing and our plans and expectation for after the Deregistration is effective. Although we believe that our plans and expectations reflected in or suggested by these forward-looking statements are reasonable, we may not achieve these plans or expectations. We are not undertaking any obligation to update any forward-looking statements even though our situation may change in the future. Specific factors that might cause actual results to differ from our expectations or may affect the value of the common stock, include, but are not limited to, changes in legal requirements or interpretations thereof, with respect to the Deregistration and unexpected changes in the Company’s financial condition in the years following the Deregistration.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Western Capital Resources, Inc.

Date: May 17, 2022	By:	/s/ John Quandahl
John Quandahl Chief Executive Officer